GREAT-WEST FUNDS, INC.

Great-West Templeton Global Bond Fund

Institutional Class Ticker: MXZMX

Investor Class Ticker: MXGBX

(the “Fund”)

Supplement dated July 13, 2018 to the Prospectus and Summary Prospectus for the

Fund, each dated April 30, 2018 and the Statement of Additional Information

for Great-West Funds, Inc., dated April 30, 2018.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Benchmark Name Change

The Fund’s benchmark index, Citigroup World Government Bond Index, changed its name. Effective immediately, all references to the “Citigroup World Government Bond Index” in the Prospectus and Summary Prospectus are hereby deleted in their entirety and replaced with “FTSE World Government Bond Index.”

Sub-Adviser, Fund Name, and Investment Policy Change

At an in-person meeting held on June 21, 2018 the Board of Directors of Great-West Funds, Inc. approved the following:

1) A name change for the Fund as of August 24, 2018 (the “First Effective Date”);

2) The addition of BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”) as an additional sub-adviser to the Fund alongside the Fund’s current sub-adviser, Franklin Advisers, Inc. (“Franklin”) on or about the First Effective Date; and

3) A revised 80% investment policy as of September 11, 2018 (the “Second Effective Date”).

Accordingly, on the First Effective Date the Fund’s name will change as reflected below in the Prospectus, Summary Prospectus and Statement of Additional Information:

Old Name	New Name
Great-West Templeton Global Bond Fund	Great-West Global Bond Fund

On the First Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”), as applicable:

In the section entitled “Principal Investment Strategies” on page 1 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“The Fund will, under normal circumstances, invest at least 80% of its net assets in bonds issued by governments and government agencies located around the world. Bonds include debt securities of any maturity, such as bonds, notes (including structured notes), bills and debentures (including inflation-indexed securities), mortgage-related securities, asset-backed securities, convertible securities, floating rate loans (limited to up to 20% of the fund’s net assets) and other floating rate securities, eurodollar and Yankee dollar instruments, and preferred stocks. Under normal circumstances, the Fund will invest at least 40% of its net assets in non-U.S. issuers. The Fund focuses on bonds rated investment grade or the unrated equivalent as determined by the Sub-Advisers, but may invest up to 25% of its total assets in below investment grade bonds (“high yield-high risk” or “junk” bonds). The Fund may invest without limit in developing markets.

For purposes of pursuing its investment goals, the Fund regularly uses various currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures. The Fund maintains significant positions in currency-related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under the instruments. The Fund may also enter into various other transactions involving derivatives, including interest rate/bond futures, interest rate swap agreements, listed bond options, interest rate options, swap options, currency options and credit derivatives including credit default swaps. These derivative positions may be used for hedging purposes, to enhance returns, to obtain net long or net negative (short) exposures to selected currencies, interest rates, countries or durations, or to express a strategic market outlook.

The Fund’s investment portfolio is managed by two sub-advisers: BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”) and Franklin Advisers, Inc. (“Franklin”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). BNY Mellon AMNA focuses on identifying undervalued government bond markets, currencies, sectors and securities and looks for fixed-income securities with the most potential for added value. Franklin allocates its portion of the Fund’s assets based upon its assessment of changing market, political and economic conditions. Franklin considers various factors, including evaluation of interest and currency exchange rate changes and credit risks.

GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to BNY Mellon AMNA and a 50% allocation of the Fund’s assets to Franklin. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.”

In the section entitled “Principal Investment Risks” on page 2 of the Prospectus and Summary Prospectus, the following risks are being added:

“Floating Rate Loan Risk – Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the Fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. The floating rate loans in which the Fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.

“Mortgage-Backed and Asset-Backed Securities Risk – Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection process of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.”

In the section entitled “Sub-Adviser” on page 4 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Sub-Advisers

BNY Mellon AMNA and Franklin”

In the section entitled “Portfolio Managers” on page 4 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
BNY Mellon AMNA
Brendan Murphy, CFA	Managing Director, Global and Multi-Sector Strategies	2018
Scott Zaleski, CFA	Director and Senior Portfolio Manager	2018
Franklin
Dr. Michael Hasenstab, Ph.D.	Executive Vice President and Chief Investment Officer, Global Bonds	2005
Christine Zhu	Vice President and Director of Portfolio Construction and Quantitative Analysis	2014

Under the header “More Information About the Fund”, in the section entitled “Principal Investment Strategies” on page 5 of the Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Principal Investment Strategies

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

The Fund will, under normal circumstances, invest at least 80% of its net assets in bonds issued by governments and government agencies located around the world. Bonds include debt securities of any maturity, such as bonds, notes (including structured notes), bills and debentures (including inflation-indexed securities), mortgage-related securities, asset-backed securities, convertible securities, floating rate loans (limited to up to 20% of the fund’s net assets) and other floating rate securities, eurodollar and Yankee dollar instruments, and preferred stocks. Under normal circumstances, the Fund will invest at least 40% of its net assets in non-U.S. issuers. A non-U.S. issuer issues a security in the currency of a country other than the United States.

The Fund focuses on bonds rated investment grade or the unrated equivalent as determined by the Sub-Adviser, but may invest up to 25% of its total assets in below investment grade bonds (“high yield-high risk” or “junk” bonds). Investment grade securities are those rated in one of the four highest rating categories by Standard & Poor’s Global Ratings (“S&P”) or have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are judged to be of comparable quality as determined by the portfolio managers based on their credit assessment that the security is comparable to investment grade. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will reevaluate the security, but will not be required to sell it. High yield-high risk bonds are fixed income securities that are rated below investment grade. Below investment grade securities are rated BB or lower by S&P or have a comparable rating from another NRSRO, or are of comparable quality if unrated. Below investment grade quality bonds include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

The Fund may invest without limit in developing markets.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For purposes of pursuing its investment goals, the Fund regularly enters into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts. The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures), swap agreements (which may include interest rate and credit default swaps), options on futures contracts and swap agreements, listed bond options, interest rate options, swap options, currency options and credit derivatives including credit default swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks or to express a strategic market outlook. The portfolio managers consider various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. By way of example, when the portfolio managers believe that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A cross currency forward will tend to reduce or eliminate exposure to the currency that is sold, and add or increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a cross currency forward will protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security or currency, at a specified price at a specified later date that trade on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or interest rate. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate swaps and credit default swaps, are contracts between the Fund and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates. For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “buyer” of the credit default swap, the Fund is purchasing the obligation of its counterparty to offset losses the Fund could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. As a seller of a credit default swap, the Fund is able to earn a stream of income while gaining exposure to the underlying reference obligation. The Fund may be a buyer or seller of credit default swaps. An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

Options are a financial derivative sold by an option writer to an option buyer. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.”

Under the header “More Information about the Fund”, in the section entitled “Securities Lending” on page 7 of the Prospectus, the second paragraph is hereby deleted in its entirety and replaced with the following:

“Each of the Sub-Advisers may manage other mutual funds having similar names, investment objectives and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.”

Immediately following the section entitled “Securities Lending” on page 7 of the Prospectus, the following section is added:

“How the Sub-Advisers Select Investments

Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to the investment philosophy described below.

Franklin manages a portion of the Fund. When choosing investments for the portion of the Fund it sub-advises, Franklin allocates the assets based upon its assessment of changing market, political and economic conditions. Franklin considers various factors, including evaluation of interest rates, currency exchange rate changes and credit risks. Franklin may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when it believes another security is a more attractive investment opportunity.

BNY Mellon AMNA manages a portion of the Fund. BNY Mellon AMNA focuses on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasizes the use of an interest rate forecasting strategy. BNY Mellon AMNA looks for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. BNY Mellon AMNA selects securities for the portion of the Fund it sub-advises by:

•

using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies, and the credit quality of government debt; and

•	focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

The portfolio managers from BNY Mellon AMNA have considerable latitude in determining whether to hedge the currency exposure and the extent of any such hedging for the portion of the Fund they manage. BNY Mellon AMNA currently intends to hedge some, but not necessarily all, of the foreign currency exposure for the portion of the Fund it sub-advises. The currency exposure of the portfolio may be substantially unhedged to the U.S. dollar, but, at times, the portfolio managers from BNY Mellon AMNA may seek to manage currency risk and may find opportunities to add value by hedging a portion of the portfolio’s currency exposure to the U.S. dollar. BNY Mellon AMNA’s foreign currency strategy may include the use of its proprietary model designed to measure the currency risk in the portfolio and actively manage the hedged and unhedged currency exposure relative to the U.S. dollar for the portion of the Fund sub-advised by BNY Mellon AMNA. The portfolio managers from BNY Mellon AMNA have discretion as to whether to use its proprietary model.

BNY Mellon AMNA typically will sell a security if it believes the security is overvalued from a valuation standpoint, another sector becomes relatively more attractive, and/or it expects fundamentals to deteriorate.”

Under the header “More Information About the Fund”, in the section entitled “Principal Investment Risks” on page 7 of the Prospectus, the following risk is being added:

“Floating Rate Loan Risk – Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Loans trade in an over-the-counter market and are confirmed and settled through standardized procedures and documentation. The secondary market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the Fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.

Mortgage-Backed and Asset-Backed Securities Risk – Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed and asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Multi-Manager Risk - Because each Sub-Adviser makes investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible that one Sub-Adviser may, at any time, take positions that may be opposite of positions taken by the other Sub-Adviser. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transactions costs. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected for the Fund.”

Under the header “Management and Organization”, in the section entitled “Sub-Adviser” on page 11 of the Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Sub-Advisers

Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub- advisory agreements without shareholder approval. This means GWCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub- Advisers for their services out of GWCM’s advisory fee described above. The following is additional information regarding the Sub-Advisers:

Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization, operating as Franklin Templeton Investments, listed on the New York Stock Exchange. Franklin is registered as an investment adviser with the SEC. Its principal business address is at One Franklin Parkway, San Mateo, CA 94403.

Michael Hasenstab, Ph.D., is executive vice president and chief investment officer for Templeton Global Macro Group, which conducts in-depth global macroeconomic analysis covering thematic topics, regional and country analysis, and interest rate, currency and sovereign credit market outlooks. Templeton Global Macro Group offers global, unconstrained investment strategies through a variety of investment vehicles ranging from retail mutual funds to unregistered, privately offered hedge funds. Dr. Hasenstab is a portfolio manager for a number of funds, including Templeton Global Bond Fund and Templeton Global Total Return Fund. Dr. Hasenstab is economic advisor to the CEO of Franklin Resources, Inc., providing his perspective and insight through the lens of Templeton Global Macro Group. In addition, he is a member of Franklin’s executive committee, an eight-member group responsible for shaping the company’s overall strategy. Dr. Hasenstab initially joined Franklin Templeton Investments in July 1995. After a leave of absence to obtain his doctor of philosophy (Ph.D.) degree, he rejoined the company in April 2001. He has worked and traveled extensively abroad, with a special focus on Asia. Dr. Hasenstab holds a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University, a master’s degree in economics of development from the Australian National University, and a B.A. in international relations/political economy from Carleton College in the United States.

Christine Zhu is Vice President and Director of Portfolio Construction and Quantitative Analysis for Templeton Global Macro Group. Ms. Zhu joined Franklin Templeton in 2007, initially in the Portfolio Analysis and Investment Risk team as a senior analyst. In 2010, she joined the Templeton Global Macro Group with focuses on portfolio construction, derivatives/quantitative strategies in global market, and risk management. Prior to joining Franklin Templeton, Ms. Zhu was a senior associate at MSCI Barra where her experience included fixed income analytics and risk exposure calculation. She also worked in the technology department at Oracle and at China Construction Bank. Ms. Zhu holds an M.B.A. with investment focus from the University of California at Berkeley, and earned her M.S. in computer science and engineering from the University of Notre Dame. She is fluent in mandarin Chinese.

BNY Mellon AMNA, registered as an investment adviser with the SEC, is a Delaware corporation with its principal business address at 201 Washington Street, Boston, MA 02108. BNY Mellon AMNA is an indirect subsidiary of the Bank of New York Mellon Corporation, an investment company that provides investment management and services worldwide.

Brendan Murphy, CFA is managing director of global and multi-sector strategies. Previously, he served as director and senior portfolio manager of global strategies responsible for managing non-U.S., global and opportunistic bond portfolios. Before being promoted to portfolio manager in 2009, he was a senior trader responsible for trading developed and emerging market non-USD securities as well as all foreign currencies. Mr. Murphy joined BNY Mellon AMNA in 2005 from State Street

Research, where he was a senior trader responsible for investment grade corporate bonds. Mr. Murphy holds a B.A. from Trinity College and has 22 years of industry experience.

Scott Zaleski, CFA is a director and senior portfolio manager for the global multi-sector investment team. Previously, he served as client portfolio manager for global multi-sector products. Mr. Zaleski joined BNY Mellon AMNA in 2014 from the Flatley Company, where he was a senior portfolio manager responsible for managing the fixed income absolute return strategy. Prior to joining Flatley, Mr. Zaleski was a fixed income portfolio manager and credit analyst at Wellington Management Company focused on corporate credit and structured products. Previous experience includes investment management responsibilities at Putnam and Fidelity. Scott has a M.S. in Finance from Boston College and a B.S. from Skidmore College and has over 28 years of investment experience.”

In the section entitled “Sub-Advisers,” following “ARIEL INVESTMENTS, LLC” on page 49 of the SAI, a new section is being added:

“BNY MELLON ASSET MANAGEMENT NORTH AMERICA CORPORATION

BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”), serves as a Sub-Adviser to the Great-West Global Bond Fund pursuant to a Sub-Advisory Agreement dated August 24, 2018. BNY Mellon AMNA, registered as an investment adviser with the SEC, is a Delaware corporation with its principal business address at 201 Washington Street, Boston, MA 02108. BNY Mellon AMNA is an indirect subsidiary of the Bank of New York Mellon Corporation, an investment company that provides investment management and services worldwide.

GWCM is responsible for compensating BNY Mellon AMNA, which receives monthly compensation for its services at the annual rate of 0.225% of the average daily net asset value on all Fund assets.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2017.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brendan Murphy, CFA	$0	$0	$7	$1904	$11	$4477	$0	$0	$0	$0	$0	$0
Scott Zaleski, CFA	$0	$0	$5	$1893	$21	$6933	$0	$0	$0	$0	$0	$0

Material Conflicts of Interest Policy

Portfolio managers from BNY Mellon AMNA may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund’s component strategies (“Other Accounts”).

Potential conflicts of interest may arise because of BNY Mellon AMNA’s management of the portfolio and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNY Mellon AMNA may be perceived as causing accounts it manages to participate in an offering to increase the overall allocation of securities in that offering, or to increase its ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNY Mellon AMNA may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the portfolio, that they are managing on behalf of BNY Mellon AMNA. BNY Mellon AMNA periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the portfolio. In addition, BNY Mellon AMNA could be viewed as having a conflict of interest to the extent that it or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the portfolio.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, as a registered investment company, the portfolio is subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the portfolio and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the portfolio, which could have the potential to adversely impact the portfolio depending on market conditions. In addition, if a portfolio’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the portfolio’s and such Other Accounts’ investments in the issuer. If BNY Mellon AMNA sells securities short, it may be seen as harmful to the performance of any funds investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

BNY Mellon AMNA and its affiliates, and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the portfolio. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the portfolio or the portfolio’s service providers, which may cause conflicts that could disadvantage the portfolio.

Compensation

The portfolio managers’ compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the incentive plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on the firm’s overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, equity, interests in investment vehicles (consisting of investments in a range of products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to the firm. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to the firm’s elective deferred compensation plan.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of July 13, 2018.”

In the section entitled “Sub-Advisers,” “FRANKLIN ADVISERS, INC”, on page 52 of the SAI, the first paragraph is hereby deleted in its entirety and replaced with the following:

“FRANKLIN ADVISERS, INC.

Franklin Advisers, Inc. (“FAI”) serves as a Sub-Adviser to the Great-West Global Bond Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013, as amended. FAI, registered as an investment adviser under the Advisers Act, is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange, with its principal business address at One Franklin Parkway, San Mateo, California 94403.”

On the Second Effective Date, the Fund’s 80% investment policy is restated as follows:

“The Fund will, under normal circumstances, invest at least 80% of its net assets in bonds issued by companies, governments and government agencies located around the world.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus, each dated April 30, 2018 and the Statement of Additional Information for Great-West Funds, Inc., dated

April 30, 2018.

Please keep this Supplement for future reference.